                                                                   EXHIBIT 10.15
[LOGO OF WORLD COM]

WORLDCOM DATA SERVICES
(REVENUE PLAN)

This Application for Data Services (THE "AGREEMENT") is made by EXODUS COMMUNICATIONS, INC., a California corporation with its principal office at 1605 WYATT DRIVE, SANTA CLARA, CALIFORNIA 95054, ("CUSTOMER"), and WORLDCOM, INC., a Georgia corporation ("WORLDCOM"), for service described below.

1.   SERVICES: Interexchange telecommunications service (THE "PRIVATE LINE
     --------
SERVICE") and frame relay service (THE "FRAME RELAY SERVICE") ATM Service (THE "WORLDCOM ATM SERVICE") international frame relay service (THE "INTERNATIONAL FRAME RELAY SERVICE") and international private line services (THE "INTERNATIONAL PRIVATE LINE SERVICE") shall be provided by WorldCom pursuant to the applicable tariffs of WorldCom Network Services, Inc., a wholly owned subsidiary of WorldCom, (THE "TARIFFS"). The Tariffs provide terms and conditions of the Service which include, but are not limited to, taxes, credit approval procedures, Customer credits, termination liability, and limitations with respect to the assignment of the Service. The Tariffs may be modified from time to time by WorldCom in accordance with law and thereby affect the Service furnished to customer For purposes of this Agreement, Private Line Service, Frame Relay Service, ATM Service, International Private Line and International Frame Relay shall be collectively referred to as (the "Service").

2.   TERMS AND CONDITIONS: The parties agree that the terms and conditions of
     --------------------
this Agreement shall supplement, or to the extent they are inconsistent with the Tariffs, supersede the terms and conditions of the Tariffs. For purposes of this Agreement, any references to "Service" in the Tariffs shall also be deemed to refer to the applicable WorldCom Service in the Tariffs.

3.   MINIMUM MONTHLY COMMITMENT: Commencing as of the Commitment Commencing
     --------------------------
Date set forth below and continuing through the Commitment Ending Date below, Customer agrees to maintain each month:

(i) the aggregate base rate charges for Domestic Private Line Service(before the application of discounts) and/or (ii) the aggregate base rate charges for Domestic Frame Relay Services (before the application of discounts) and/or (iii) the aggregate base rate charges for Domestic ATM Services (before the application of discounts) (collectively the

"Aggregate Base Rate Charges") as follows:

     MINIMUM MONTHLY COMMITMENT:    $230,000.00

     (Based on Customer's actual monthly Aggregate Base Rate Charges before the application of discounts.)

4.   REVENUE PLAN SERVICE TERM/COMMENCEMENT COMMITMENT:
     -------------------------------------------------

     CUSTOMER COMMITMENT PERIOD:    SIXTY (60) MONTH(S)

     COMMENCEMENT DATE: For the purposes of this Agreement, the "COMMENCEMENT DATE" will be the next billing cycle following the date this Agreement has been fully executed by both parties and Customer has received a satisfactory credit review and approval from WorldCom's Credit Department, and all security documentation, if any, required by WorldCom has been properly executed and delivered to WorldCom (collectively, the "CREDIT REVIEW").

     Commitment Commencement Date: is to be the same as the Commencement Date above Commitment Ending Date: is to be sixty (60) months following the Commitment Commencement Date above


5.   APPLICATION OF DISCOUNTS: Commencing as of the Commencement Date set forth
     ------------------------
in Section 4 above and continuing through the Commitment Ending Date, WorldCom agrees to aggregate:

(i) monthly recurring charges for Domestic Private Line Service (before the application of discounts), and

(ii) monthly recurring Network Node charges for Domestic Frame Relay Service (before the application of discounts) in determining Customer's corresponding discount for Domestic Private Line, Domestic Frame Relay and Domestic ATM Service.

TERMS AND CONDITIONS CONTAINED HEREIN WILL BE OFFERED FOR FIFTEEN (15) DAYS FROM SEPTEMBER 17, 1997
MAIL TO: SALES CONTRACT ADMIN., WORLDCOM, INC., 515 EAST AMITA, SUITE 400, JACKSON, MS 39201

                                  PAGE 1 OF 5
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6.   PROPRIETARY INFORMATION:
     -----------------------

     (a) Confidential Information: The parties understand and agree that the
         ------------------------
terms and conditions of this Agreement, all documents referenced and invoices to Customer for Service provided hereunder, communications between the parties regarding this Agreement (including price quotes to Customer for any Service proposed to be provided or actually provided hereunder), as well as such non-public information relevant to any other agreement between the parties (collectively "CONFIDENTIAL INFORMATION"), are confidential as between Customer and WorldCom.

     (b) Limited Disclosure: A party shall not disclose Confidential Information
         ------------------
unless subject to discovery or disclosure pursuant to legal process, or to any party other than the directors, officers, and employees of a party or a party's agents including their respective brokers, lenders, insurance carriers or bona fide prospective purchasers who have specifically agreed in writing to nondisclosure of the terms and conditions hereof. Any disclosure hereof required by legal process shall only be made after providing the non-disclosing party with notice thereof in order to permit the non-discIosing party to seek an appropriate protective order or exemption. Violation by a party or its agents of the foregoing provisions shall entitle the non-disclosing party, at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.

     (c) Press Releases: The parties further agree that any press release,
         --------------
advertisement or publication generated by a party regarding this Agreement, will be submitted to the non-publishing party for its written approval prior to publication.

     (d) Survival of Confidentiality: The provisions of this Section 6 will be
         ---------------------------
effective as of the date of this Agreement and remain in full force and effect for a period which will be the longer of (i) one (1) year following the date of this Agreement, or (ii) one (1) year from the termination of all Service hereunder

7.   LETTER OF AGENCY ("LOA"): The Undersigned [duly authorized representative
     ------------------------
of Customer] hereby authorizes WorldCom, if requested in writing by Customer, to provision Customer's Local Access. This LOA supersedes all previous LOAs and shall remain in effect until canceled by Customer in writing.

8.   PRICING: (a) Rates for Domestic Private Line Service and Domestic Frame
     -------
Relay Service are as set forth in the applicable WorldCom tariffs. Discounts for both Domestic Private Line and Frame Relay Service are as described below.

     (b) Rates and discounts for International Service shall be as set forth in WorldCom's Service Orders (THE "SERVICE ORDERS").

     (c) Rates for ATM Service shall be as set forth in WorldCom's Service Orders (the "Service Orders"). Discounts for domestic ATM Service are as described below.

A.   WORLDCOM PRIVATE LINE - DS-0 PRICE SCHEDULE
     -------------------------------------------
     (BASED ON FIVE (5) YEARS/$230,000 PER MONTH)

     Monthly Volume                 DS-0 Discount Schedule
     --------------                 ----------------------
     $230,000 & OVER                23%

B.   WORLDCOM PRIVATE LINE - FT-1 PRICE SCHEDULE
     -------------------------------------------
     (BASED ON FIVE (5) YEARS/$230,000 PER MONTH)

     Monthly Volume                 FT-1 Discount Schedule
     --------------                 ----------------------
     $230,000 -$349,999             32%
     $350,000 -$499,999             33%
     $500,000 -$749,999             34%
     $750,000 -$1,000,000           35%

     MULTI-CHANNEL DISCOUNTS
     -----------------------
     # Channels                    Discounts
     ----------                    ---------
     2-3                            7.5%
     4-7                           15.0%
     8-11                          20.0%
     12 & OVER                     35.0%


C.   WORLDCOM PRIVATE LINE - DS-1 PRICE SCHEDULE
     -------------------------------------------
     (BASED ON FIVE (5) YEARS/$230,000 PER MONTH)


TERMS AND CONDITIONS CONTAINED HEREIN WILL BE OFFERED FOR FIFTEEN (15) DAYS FROM SEPTEMBER 17, 1997
MAIL TO: SALES CONTRACT ADMIN., WORLDCOM, INC., 515 EAST AMITE, SUITE 400, JACKSON, MS 39201

                                  PAGE 2 OF 5
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     MONTHLY VOLUME                 DS-1 DISCOUNT SCHEDULE
     --------------                 ----------------------
     $230,000- $349,999             51%
     $350,000 - $499.999            52%
     $500,000 -$749,999             53%
     $750,000- $1,000,000           56%


D.   WORLDCOM PRIVATE LINE - DS-3 PRICE SCHEDULE
     -------------------------------------------
     (BASED ON FIVE (5) YEARS/$230,000 PER MONTH)

     Monthly Volume                 DS-3 Discount*
     --------------                 -------------
     $230,000 - $349,999            38%
     $350,000 -$499,999             39%
     $500,000 -$749,999             41%
     $750,000 & over                42%

     * Discounts are applicable to Tier A city pairs only. LEC charges are additional and are not discountable. No further discounts may be applied.

     With the following exception:
     Below is a listing of Customer's existing circuits ("Existing Circuits"). Existing Circuits shall remain unchanged.
     Discounts above do not apply to Existing Circuits.

----------------------------------------------------------
                                             Discounted
   Location A      Location Z   Circuit ID    WorldCom
                                             Monthly IXC
----------------------------------------------------------
  San Francisco    El Segundo   WZ563648     $15,290.44
  Santa Clara      Seattle      WZ563540     $36,423.14
  Seattle          Riverdale    WZ563643     $43,747.20
  Riverdale        Jersey City  WZ563635     $24,001.44
  Jersey City      Vienna       WZ563565     $13,168.80

----------------------------------------------------------

E.   WORLDCOM DOMESTIC FRAME RELAY DISCOUNT SCHEDULE
     -----------------------------------------------
     (BASED ON FIVE (5)-YEAR, /$230,000 PER MONTH)

     Monthly Volume                 Discount
     --------------                 --------
     $230,000 -$349,999             34%
     $350,000 - $499,999            35%
     $500,000 -$749,999             36%
     $750,000 -$1,000,000           37%


TERMS AND CONDITIONS CONTAINED HEREIN WILL BE OFFERED FOR FIFTEEN (15) DAYS FROM SEPTEMBER 17, 1997
MAIL TO: SALES CONTRACT ADMIN., WORLDCOM, INC., 515 EAST AMITE, SUITE 400, JACKSON, MS 39201

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F.   WORLDCOM DOMESTIC ATM DISCOUNT SCHEDULE
     ---------------------------------------
     (BASED ON FIVE (5)-YEAR, /$230,000 PER MONTH)

     Monthly Volume                      Discount
     --------------                      --------
     $230,000- $349,999                  34%
     $350,000 - $499,999                 35%
     $500,000 - $749,999                 36%
     $750,000- $1.000,000                37%


G.   WORLDCOM INTERNATIONAL PRIVATE LINE DISCOUNT SCHEDULE
     -----------------------------------------------------
     (BASED ON FIVE (5)-YEAR)

     Monthly Volume            Discount
     --------------            --------
     $0-$9,999                 10%
     $10,000 -$24,999          15%
     $25,000- $49,999          17%
     $50,000 -$99,999          19%
     $100,000 & OVER 21%

H.   WORLDCOM INTERNATIONAL FRAME RELAY DISCOUNT SCHEDULE
     ----------------------------------------------------
     (BASED ON FIVE (5)-YEAR)

     Monthly Volume            Discount
     --------------            --------
     $0-$24,999                14%
     $25,000 - $74,999         19%
     $75,000 -$124,999         22%
     $125,000 -$199,999        25%


10.  WAIVER OF PRIVATE LINE INSTALLATION CHARGES: Commencing with the
     -------------------------------------------
Commencement Date and continuing through the Commitment Ending Date, WorldCom agrees to waive WorldCom installation charges and LEC installation charges (collectively "Installation Waiver") in an amount not to exceed four (4)) times the Monthly Recurring IXC charges for Private Line Service ordered following the Commencement Date (the "New Service"). In the event Customer cancels a New Service on a date prior to twelve (12) months following the Start of Service Date for such New Service, WorldCom will have the right to charge Customer an amount equal to the Installation Waivers for such New Service.

11.  WAIVER OF FRAME RELAY INSTALLATION CHARGES: Commencing with the
     ------------------------------------------
Commencement Date and continuing through the Commitment Ending Date, WorldCom agrees to waive WorldCom installation charges and LEC installation charges (collectively "Installation Waivers") in an amount not to exceed four (4) times the Monthly Recurring Network Node and PVC charges for Frame Relay Service ordered following the Commencement Date (the "New Service"). In the event Customer cancels a New Service on a date prior to twelve (12) months following the Start of Service Date for such New Service, WorldCom will have the right to charge Customer an amount equal to the Installation Waivers for such New Service.


TERMS AND CONDITIONS CONTAINED HEREIN WILL BE OFFERED FOR FIFTEEN (15) DAYS FROM SEPTEMBER 17, 1997
MAIL TO: SALES CONTRACT ADMIN., WORLDCOM, INC., 515 EAST AMITE, SUITE 400, JACKSON, MS 39201

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ENTIRE AGREEMENT: This Agreement (including any documents incorporated herein by
----------------
reference) constitutes the entire understanding between the parties and supersedes any prior agreements and proposals between the parties whether oral or written, for Service provided hereunder.


WORLDCOM, INC.                   EXODUS COMMUNICATIONS, INC.

                                 /s/ B. V. Jagadeesh
__________________________       ---------------------------------
(Authorized Signature)           (Authorized Signature)


FRANK M. GRILLO                      B. V. Jagadeesh
--------------------------       ---------------------------------
(Print Name)                     (Print Name)

                                    9/18/97
__________________________       ---------------------------------
(Date Received)                  (Date Signed)


TERMS AND CONDITIONS CONTAINED HEREIN WILL BE OFFERED FOR FIFTEEN (15) DAYS FROM SEPTEMBER 17, 1997
MAIL TO: SALES CONTRACT ADMIN., WORLDCOM, INC., 515 EAST AMITE, SUITE 400, JACKSON, MS 39201

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